News Release                                         Exhibit 99.1
Charlotte's Web Reports Shareholder Meeting Voting Results

LOUISVILLE, CO. – May 28, 2026 - (TSX:CWEB) (OTCQX:CWBHF) Charlotte's Web Holdings, Inc. ("Charlotte's Web" or the "Company") is pleased to announce the results from its 2026 annual general and special meeting of shareholders held on May 28, 2026, via live audio webcast (the "Meeting"). Each of the matters voted upon at the Meeting is discussed in detail in the Company's Proxy Statement dated April 16, 2026, a copy of which is available on the Company's SEDAR profile at www.sedarplus.ca and on EDGAR at www.sec.gov.
“We appreciate the strong support from our shareholders demonstrated at today’s meeting,” said Bill Morachnick, Chief Executive Officer of Charlotte’s Web. “The approval of the BAT transaction marks an important milestone for the Company. Completion of the transaction will strengthen our balance sheet, simplify our capital structure, and position us with greater financial flexibility to execute our strategic priorities. We remain focused on driving long-term value through continued innovation in botanical wellness and expanding access to our products across key markets.”
The total number of votes cast at the Meeting was 96,513,512, representing 60.12% of the total number of votes attached to the outstanding voting shares of the Company. The results of the vote for the election of directors were as follows:

Nominee	# Votes For	% Votes For	# Votes Withheld	% Votes Withheld
Matthew McCarthy	49,512,385	96%	2,034,163	4%
Angela McElwee	37,597,387	73%	13,949,161	27%
William Morachnick	47,775,558	93%	3,770,990	7%
Jared Stanley	46,776,458	91%	4,770,090	9%
Maureen Usifer	49,462,870	96%	2,083,678	4%
M. Borgia Walker	47,934,484	93%	3,612,064	7%

At the Meeting, an ordinary resolution was passed authorizing and approving the amendment (the “Amendment”) of the Company's C$75,341,080 principal amount convertible debenture held by BT DE Investments Inc. (“BAT”), a subsidiary of British American Tobacco p.l.c. (LSE: BATS and NYSE: BTI), issued on November 14, 2022 (the “Convertible Debenture”) and the issuance of common shares to BAT upon (i) the conversion (the “Conversion”) of the amended Convertible Debenture; and (ii) a concurrent equity investment in the Company by BAT (the “Investment”, and together with the Amendment and the Conversion, the “Transaction”). The ordinary resolution to approve the issuance of common shares upon completion of the Transaction was approved by 48,498,268 votes, or 94%, with 3,048,280 votes against, or 6%.

Subject to satisfaction of customary closing conditions, including final approval of the Toronto Stock Exchange (“TSX”), it is anticipated that the Transaction will close on or about May 28, 2026, and will result in the issuance of 109,944,042 common shares to BAT, representing 40.6% of the combined total number of 270,549,931 common shares issued and outstanding following closing of the Transaction. Detailed information on the Transaction is provided in the Proxy Statement dated April 16, 2026, a copy of which is available on the Company's SEDAR+ profile at www.sedarplus.ca and on EDGAR at www.sec.gov and the Company’s news release dated March 30, 2026.
Detailed results of all matters considered at the Meeting are reported in the Report of Voting Results as filed on the Company's SEDAR+ profile at www.sedarplus.ca.
About Charlotte’s Web Holdings, Inc.
Charlotte's Web Holdings, Inc., a Certified B Corporation headquartered in Louisville, Colorado, is a botanical wellness innovation company and a market leader in hemp extract wellness that includes Charlotte’s Web whole-plant full-spectrum CBD extracts as well as broad-spectrum CBD and cannabinoid isolates. The Company's hemp extracts have naturally occurring botanical compounds including cannabidiol ("CBD"), CBN, CBC, CBG, THC, terpenes, flavonoids, and other beneficial compounds. Charlotte’s Web product categories include CBD oil tinctures (liquid products), CBD gummies (sleep, calming, exercise recovery, immunity), CBN gummies, hemp-derived THC microdose gummies, functional mushroom gummies, CBD capsules, CBD topical creams, and lotions, as well as CBD pet products for dogs. Through its substantially vertically integrated business model, Charlotte’s Web maintains stringent control over product quality and consistency with analytic testing from soil to shelf for quality assurance. Charlotte’s Web products are distributed to retailers and healthcare practitioners throughout the U.S.A. and are available online through the Company's website at www.charlottesweb.com.
Shares of Charlotte's Web trade on the TSX under the symbol “CWEB” and are quoted in U.S. Dollars in the United States on the OTCQX under the symbol “CWBHF”. Subscribe to Charlotte's Web investor news.

For more information:
Cory Pala
Director of Investor Relations
(720) 484-8930
Cory.Pala@CharlottesWeb.com

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Information

Certain information provided herein constitutes forward-looking statements or information (collectively, "forward-looking statements") within the meaning of applicable securities laws. Forward-looking statements are typically identified by words such as "may," "will," "should," "could," "anticipate," "expect," "project," "estimate," "forecast," "plan," "intend," "target," "believe" and similar words suggesting future outcomes or statements regarding an outlook. Forward-looking statements are not guarantees of future performance and readers are cautioned against placing undue reliance on forward-looking statements. Specifically, this press release contains forward-looking statements relating to, but not limited to: the completion of the Transaction with BAT, including obtaining the necessary TSX approval; anticipated impact of the Transaction on the Company’s financial position and operations; and the Company’s strategic focus going forward.

By their nature, these statements involve a variety of assumptions, known and unknown risks and uncertainties, and other factors which may cause actual results, levels of activity, and achievements to differ materially from those expressed or implied by such statements. The forward-looking statements contained in this press release are based on certain assumptions and analysis by management of the Company in light of its experience and perception of historical trends, current conditions and expected future developments and other factors that management believes are appropriate and reasonable. The material factors and assumptions used to develop the forward-looking statements herein include, but are not limited to: the receipt of TSX approval and the satisfaction of all other conditions to completion of the Transaction; the anticipated timing of the Transaction closing; anticipated cost reductions and their impact on the Company's improving cash flow outlook; availability of adequate liquidity and capital to support operations and business plans. In addition, the forward-looking statements are subject to risks and uncertainties pertaining to, among other things: the risk that the Transaction does not receive required regulatory approvals or that closing conditions are not satisfied; supply and distribution chains; the market for the Company's products; revenue fluctuations; regulatory changes; loss of customers and retail partners; retention and availability of talent; competing products; share price volatility; loss of proprietary information; product acceptance; internet and system infrastructure functionality; information technology security; available capital to fund operations and business plans; crop risk; economic and political considerations; and including but not limited to those risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ending December 31, 2025, and other risk factors contained in other filings with the Securities and Exchange Commission available at http://www.sec.gov and filings with Canadian securities regulatory authorities available at www.sedarplus.ca. The impact of any one risk, uncertainty, or factor on a particular forward-looking statement is not determinable with certainty as these are interdependent, and the Company's future course of action depends on management's assessment of all information available at the relevant time.

Any forward-looking statement in this press release is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by applicable law, the Company assumes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. All forward-looking statements, whether written or oral, attributable to the Company or persons acting on the Company's behalf, are expressly qualified in their entirety by these cautionary statements.